Exhibit 99.1

We present such non-GAAP supplemental financial information, as we believe such information is of interest to the investment community because it provides additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a GAAP basis. This supplemental financial information should be viewed in addition to, not in lieu of, the Company’s condensed consolidated financial statements.

Reconciliation of reported to underlying net income and reported diluted earnings per share to underlying diluted earnings per share

By Quarter 2011 - 2014

	2011					2012
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net income (loss) attributable to Willis Group Holdings plc	35	84	60	24	203	225	107	26	(804)	(446)

Excluding:

Operational improvement program	—	—	—	—	—	—	—	—	—	—
Venezuela currency devaluation	—	—	—	—	—	—	—	—	—	—
2011 Operational review	69	12	11	36	128	—	—	—	—	—
Irrecoverable accounts receivable	—	—	—	13	13	8	—	—	—	8
FSA regulatory settlement	—	11	—	—	11	—	—	—	—	—
Goodwill impairment charge	—	—	—	—	—	—	—	—	458	458
Write-off of cash retention awards	—	—	—	—	—	—	—	—	138	138
Additional incentive accrual	—	—	—	—	—	—	—	—	175	175
Insurance recovery	—	—	—	—	—	—	(3)	—	(3)	(6)
India JV settlement	—	—	—	—	—	—	—	11	—	11
Expense reduction initiative	—	—	—	—	—	—	—	—	—	—
Debt tender fees	—	—	—	—	—	—	—	—	—	—
(Gain) loss on disposal of operations	(4)	—	—	—	(4)	—	—	1	2	3
Make-whole premium/loss on extinguishment	124	—	1	6	131	—	—	—	—	—
Deferred tax valuation allowance	—	—	—	—	—	—	—	—	113	113
Foreign currency movements	(3)	11	1	—	9	—	—	—	—	—

Underlying net income	221	118	73	79	491	233	104	38	79	454

	2011					2012
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY

Reported diluted earnings per share	0.20	0.48	0.34	0.14	1.15	1.28	0.61	0.15	(4.65)	(2.58)

Excluding:

Operational improvement program	—	—	—	—	—	—	—	—	—	—
Venezuela currency devaluation	—	—	—	—	—	—	—	—	—	—
2011 Operational review	0.40	0.07	0.06	0.20	0.73	—	—	—	—	—
Irrecoverable accounts receivable	—	—	—	0.07	0.08	0.04	—	—	—	0.05
FSA regulatory settlement	—	0.06	—	—	0.06	—	—	—	—	—
Goodwill impairment charge	—	—	—	—	—	—	—	—	2.62	2.60
Write-off of cash retention awards	—	—	—	—	—	—	—	—	0.79	0.78
Additional incentive accrual	—	—	—	—	—	—	—	—	1.00	0.99
Insurance recovery	—	—	—	—	—	—	(0.02)	—	(0.02)	(0.03)
India JV settlement	—	—	—	—	—	—	—	0.06	—	0.06
Expense reduction initiative	—	—	—	—	—	—	—	—	—	—
Debt tender fees	—	—	—	—	—	—	—	—	—	—
(Gain) loss on disposal of operations	(0.02)	—	—	—	(0.02)	—	—	0.01	0.01	0.02
Make-whole premium/loss on extinguishment	0.71	—	0.01	0.04	0.74	—	—	—	—	—
Deferred tax valuation allowance	—	—	—	—	—	—	—	—	0.64	0.64
Dilutive impact of potentially issuable shares	—	—	—	—	—	—	—	—	0.06	0.05
Foreign currency movements	(0.02)	0.06	0.01	—	0.05	—	—	—	—	—

Underlying diluted earnings per share	1.27	0.67	0.42	0.45	2.79	1.32	0.59	0.22	0.45	2.58

Diluted share count	174	176	176	176	176	176	176	175	175	176

Underlying net income and underlying diluted EPS: Underlying net income and underlying diluted EPS for the 2011 periods has been rebased to the 2012 period exchange rates to remove the impact of foreign currency movements when comparing periods.

Reconciliation of reported to underlying net income and reported diluted earnings per share to underlying diluted earnings per share

By Quarter 2011 - 2014

	2012					2013
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net income (loss) attributable to Willis Group Holdings plc	225	107	26	(804)	(446)	219	105	(27)	68	365

Excluding:

Operational improvement program	—	—	—	—	—	—	—	—	—	—
Venezuela currency devaluation	—	—	—	—	—	—	—	—	—	—
2011 Operational review	—	—	—	—	—	—	—	—	—	—
Irrecoverable accounts receivable	8	—	—	—	8	—	—	—	—	—
FSA regulatory settlement	—	—	—	—	—	—	—	—	—	—
Goodwill impairment charge	—	—	—	458	458	—	—	—	—	—
Write-off of cash retention awards	—	—	—	138	138	—	—	—	—	—
Additional incentive accrual	—	—	—	175	175	—	—	—	—	—
Insurance recovery	—	(3)	—	(3)	(6)	—	—	—	—	—
India JV settlement	—	—	11	—	11	—	—	—	—	—
Expense reduction initiative	—	—	—	—	—	38	—	—	—	38
Debt tender fees	—	—	—	—	—	—	—	1	—	1
(Gain) loss on disposal of operations	—	—	1	2	3	—	—	—	(1)	(1)
Make-whole premium/loss on extinguishment	—	—	—	—	—	—	—	60	—	60
Deferred tax valuation allowance	—	—	—	113	113	—	—	—	9	9
Foreign currency movements	2	(9)	—	3	(4)	—	—	—	—	—

Underlying net income	235	95	38	82	450	257	105	34	76	472

	2012					2013
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY

Reported diluted earnings per share	1.28	0.61	0.15	(4.65)	(2.58)	1.24	0.59	(0.15)	0.37	2.04

Excluding:

Operational improvement program	—	—	—	—	—	—	—	—	—	—
Venezuela currency devaluation	—	—	—	—	—	—	—	—	—	—
2011 Operational review	—	—	—	—	—	—	—	—	—	—
Irrecoverable accounts receivable	0.04	—	—	—	0.05	—	—	—	—	—
FSA regulatory settlement	—	—	—	—	—	—	—	—	—	—
Goodwill impairment charge	—	—	—	2.62	2.60	—	—	—	—	—
Write-off of cash retention awards	—	—	—	0.79	0.78	—	—	—	—	—
Additional incentive accrual	—	—	—	1.00	0.99	—	—	—	—	—
Insurance recovery	—	(0.02)	—	(0.02)	(0.03)	—	—	—	—	—
India JV settlement	—	—	0.06	—	0.06	—	—	—	—	—
Expense reduction initiative	—	—	—	—	—	0.22	—	—	—	0.21
Debt tender fees	—	—	—	—	—	—	—	0.01	—	0.01
(Gain) loss on disposal of operations	—	—	0.01	0.01	0.02	—	—	—	—	(0.01)
Make-whole premium/loss on extinguishment	—	—	—	—	—	—	—	0.33	—	0.34
Deferred tax valuation allowance	—	—	—	0.64	0.64	—	—	—	0.05	0.05
Dilutive impact of potentially issuable shares	—	—	—	0.06	0.05	—	—	—	—	—
Foreign currency movements	0.01	(0.05)	—	0.02	(0.02)	—	—	—	—	—

Underlying diluted earnings per share	1.33	0.54	0.22	0.47	2.56	1.46	0.59	0.19	0.42	2.64

Diluted share count	176	176	175	175	176	176	178	180	182	179

Underlying net income and underlying diluted EPS: Underlying net income and underlying diluted EPS for the 2012 periods has been rebased to the 2013 period exchange rates to remove the impact of foreign currency movements when comparing periods.

Reconciliation of reported to underlying net income and reported diluted earnings per share to underlying diluted earnings per share

By Quarter 2011 - 2014

	2013				2014
	Q1	Q2	Q3	YTD	Q1	Q2	Q3	YTD
Net income (loss) attributable to Willis Group Holdings plc	219	105	(27)	297	246	47	(7)	286

Excluding:

Operational improvement program	—	—	—	—	—	2	14	16
Venezuela currency devaluation	—	—	—	—	—	13	—	13
2011 Operational review	—	—	—	—	—	—	—	—
Irrecoverable accounts receivable	—	—	—	—	—	—	—	—
FSA regulatory settlement	—	—	—	—	—	—	—	—
Goodwill impairment charge	—	—	—	—	—	—	—	—
Write-off of cash retention awards	—	—	—	—	—	—	—	—
Additional incentive accrual	—	—	—	—	—	—	—	—
Insurance recovery	—	—	—	—	—	—	—	—
India JV settlement	—	—	—	—	—	—	—	—
Expense reduction initiative	38	—	—	38	—	—	—	—
Debt tender fees	—	—	1	1	—	—	—	—
(Gain) loss on disposal of operations	—	—	—	—	2	—	—	2
Make-whole premium/loss on extinguishment	—	—	60	60	—	—	—	—
Deferred tax valuation allowance	—	—		—	—	21	—	21
Foreign currency movements	(6)	(5)	(18)	(29)	—	—	—	—

Underlying net income	251	100	16	367	248	83	7	338

	2013				2014
	Q1	Q2	Q3	YTD	Q1	Q2	Q3	YTD

Reported diluted earnings per share	1.24	0.59	(0.15)	1.67	1.35	0.26	(0.04)	1.57

Excluding:

Operational improvement program	—	—	—	—	—	0.01	0.08	0.09
Venezuela currency devaluation	—	—	—	—	—	0.07	—	0.07
2011 Operational review	—	—	—	—	—	—	—	—
Irrecoverable accounts receivable	—	—	—	—	—	—	—	—
FSA regulatory settlement	—	—	—	—	—	—	—	—
Goodwill impairment charge	—	—	—	—	—	—	—	—
Write-off of cash retention awards	—	—	—	—	—	—	—	—
Additional incentive accrual	—	—	—	—	—	—	—	—
Insurance recovery	—	—	—	—	—	—	—	—
India JV settlement	—	—	—	—	—	—	—	—
Expense reduction initiative	0.22	—	—	0.21	—	—	—	—
Debt tender fees	—	—	0.01	0.01	—	—	—	—
(Gain) loss on disposal of operations	—	—	—	—	0.01	—	—	0.01
Make-whole premium/loss on extinguishment	—	—	0.33	0.33	—	—	—	—
Deferred tax valuation allowance	—	—	—	—	—	0.12	—	0.12
Dilutive impact of potentially issuable shares	—	—	—	—	—	—	—	—
Foreign currency movements	(0.03)	(0.03)	(0.10)	(0.16)	—	—	—	—

Underlying diluted earnings per share	1.43	0.56	0.09	2.06	1.36	0.46	0.04	1.86

Diluted share count	176	178	177	178	182	182	178	182

Underlying net income and underlying diluted EPS: Underlying net income and underlying diluted EPS for the 2013 periods has been rebased to the 2014 period exchange rates to remove the impact of foreign currency movements when comparing periods.